Supplement to the
Defense and Aerospace Portfolio
April 29, 2016
Summary Prospectus

Effective December 12, 2016, the redemption fee for Defense and Aerospace Portfolio has been removed.

DEF-SUM-16-01 1.9880382.100	December 1, 2016